UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2018

uniQure N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-36294	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Paasheuvelweg 25a
1105 BP Amsterdam, The Netherlands

(Address of principal executive offices) (Zip Code)

+31-20-566-7394

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on September 15, 2017, uniQure N.V. (the “Company”) entered into a sales agreement, dated September 15, 2017 (the “Sales Agreement”), with Leerink Partners LLC (“Leerink”) with respect to an at-the-market offering program (the “ATM Program”), under which the Company could offer and sell, from time to time at its sole discretion, up to 5,000,000 of its ordinary shares, nominal value €0.05 (the “Ordinary Shares”), through Leerink, as its sales agent. On September 18, 2017, the Company filed a prospectus supplement, dated September 18, 2017, to the base prospectus forming a part of the Company’s effective registration statement on Form S-3 (File No. 333-216701) (such prospectus supplement, together with the accompanying base prospectus, the “ATM Prospectus”), relating to the offer, issuance and sale of up to a maximum of 5,000,000 Ordinary Shares, from time to time, through Leerink, acting as sales agent, under the Sales Agreement. On May 1, 2018, the Company filed Amendment No. 1, dated May 1, 2018, to the ATM Prospectus (such amendment, together with the accompanying base prospectus, the “Amended ATM Prospectus”) to reduce, as of May 1, 2018, the maximum number of Ordinary Shares that the Company could offer, issue and sell under the Sales Agreement from and after May 1, 2018 to 500,000 Ordinary Shares, and to update certain other information included or incorporated by reference in the ATM Prospectus.

On May 2, 2018, the Company and Leerink mutually terminated the Sales Agreement, effective on the same date. The Company has not offered or sold any Ordinary Shares, and will not do so, in connection with the ATM Program, the ATM Prospectus and the Amended ATM Prospectus.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQURE N.V.

By:	/s/ MATTHEW KAPUSTA
Matthew Kapusta
Chief Executive Officer

Dated: May 2, 2018